UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22228
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LP
(Exact name of registrant as specified in charter)

6101 Condor Drive
Moorpark , California 93021
(Address of principal executive offices) (Zip code)

Jeff Grogin, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LP
6101 Condor Drive
  Moorpark, California 93021
(Name and address of agent for service)

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

(818) 224-7050
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

PNMAC Mortgage Opportunity Fund, LP
and Subsidiaries

Annual Report
As of and for the year ended December 31, 2014

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Table of Contents

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments at fair value (cost $233,246,384)	$264,666,275
Receivable from PennyMac Loan Services, LLC	30,949,167
Interest receivable	2,100,476
Other assets	176,301
Total assets	297,892,219

Liabilities:

Payable to Investment Manager	888,099
Accrued expenses	450,014
Other liabilities	975,535
Total liabilities	2,313,648

Partners' capital	$295,578,571

Partners' capital consists of:
Non-controlling Interest	$26,764,463
General partner	40,772,973
Limited partner	228,041,135
Total partners' capital	$295,578,571

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Summary Schedule of Investments
December 31, 2014

INVESTMENTS - 90%*
INVESTMENTS IN NONAFFILIATES - 80%*

Description	Note Rate	State	Principal Amount	Fair Value
Mortgage loans
Mortgage Loan ID#1000043954	7.25%	FL	$2,250,000	$1,803,097
Mortgage Loan ID#1000043543	4.00%	CA	1,724,117	1,207,610
Mortgage Loan ID#1000015063	7.38%	FL	1,350,000	1,032,277
Mortgage Loan ID#1000043569	2.63%	CA	1,500,000	916,242
Mortgage Loan ID#1000002193	6.88%	DC	990,000	877,102
Mortgage Loan ID#1000028984	2.00%	CA	1,364,442	849,093
Mortgage Loan ID#1000043880	3.00%	OR	1,387,425	846,737
Mortgage Loan ID#1000043932	2.88%	MA	963,658	827,444
Mortgage Loan ID#1000027965	2.75%	CO	916,891	803,634
Mortgage Loan ID#1000035343	6.50%	CA	900,315	784,944
Mortgage Loan ID#1000015629	6.00%	CA	996,000	782,377
Mortgage Loan ID#1000000784	7.00%	CA	763,585	762,536
Mortgage Loan ID#1000017381	5.88%	MA	849,072	756,536
Mortgage Loan ID#1000035099	6.00%	NE	999,000	750,082
Mortgage Loan ID#1000015520	8.00%	GA	1,000,000	707,678
Mortgage Loan ID#1000000557	6.90%	NJ	990,473	698,466
Mortgage Loan ID#1000015969	7.43%	MA	705,097	688,659
Mortgage Loan ID#1000043772	5.88%	FL	920,218	680,737
Mortgage Loan ID#1000034910	3.00%	CA	815,462	678,932
Mortgage Loan ID#1000015179	4.25%	CT	887,187	660,366
Mortgage Loan ID#1000016466	3.00%	CA	781,095	658,980
Mortgage Loan ID#1000015438	3.00%	AZ	741,808	648,918
Mortgage Loan ID#1000026482	2.63%	CA	745,574	639,399
Mortgage Loan ID#1000043535	5.34%	NE	970,251	634,449
Mortgage Loan ID#1000026543	6.25%	GA	731,500	633,220
Mortgage Loan ID#1000034768	2.88%	NE	678,801	607,797
Mortgage Loan ID#1000035161	7.75%	NE	632,986	594,283
Mortgage Loan ID#1000016663	6.88%	OR	799,863	581,572
Mortgage Loan ID#1000028962	2.00%	CA	713,838	558,432
Mortgage Loan ID#1000002189	7.25%	NY	918,098	555,647
Mortgage Loan ID#1000025942	2.00%	CA	626,372	541,117
Mortgage Loan ID#1000000811	3.00%	CA	644,764	540,708
Mortgage Loan ID#1000026981	2.00%	MA	779,245	530,980
Mortgage Loan ID#1000001651	7.38%	FL	813,787	522,000
Mortgage Loan ID#1000043744	6.38%	CA	778,451	513,723
Mortgage Loan ID#1000016006	7.15%	NY	641,150	511,260
Mortgage Loan ID#1000043755	7.50%	MI	478,088	511,147
Mortgage Loan ID#1000001411	3.00%	CA	832,829	504,520
Mortgage Loan ID#1000027182	7.00%	NE	649,095	499,818
Mortgage Loan ID#1000016833	6.50%	NE	645,282	495,849
Mortgage Loan ID#1000026843	5.88%	CA	536,000	489,102
Mortgage Loan ID#1000002404	3.44%	NY	755,396	484,896
Mortgage Loan ID#1000016499	5.75%	NE	720,000	481,573
Mortgage Loan ID#1000015840	4.00%	CA	775,577	475,645
Mortgage Loan ID#1000015367	5.88%	IL	545,527	474,317
Other	4.83%		323,892,471	182,011,728
			364,100,790	212,815,629

(continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Summary Schedule of Investments
December 31, 2014

(continued)

Description	Note Rate	State	Principal Amount	Fair Value
Real estate acquired in settlement of loans
Real Estate Owned ID#1000043536	N/A	MI	$860,000	$815,639
Real Estate Owned ID#1000001643	N/A	FL	621,672	772,666
Real Estate Owned ID#1000038536	N/A	MA	930,546	765,000
Real Estate Owned ID#1000043808	N/A	FL	471,000	620,000
Real Estate Owned ID#1000029360	N/A	MI	544,877	490,000
Other	N/A		41,706,101	21,232,505
			45,134,196	24,695,810

TOTAL INVESTMENTS IN NONAFFILIATES (Cost $206,091,548)			409,234,986	237,511,439

INVESTMENTS IN AFFILIATES - 10%*

Name of Issuer			Shares	Fair Value
Short-Term Investment
BlackRock Liquidity Funds: TempFund Institutional Shares ^			27,154,836	27,154,836

TOTAL INVESTMENTS IN AFFILIATES (Cost $27,154,836)			27,154,836	27,154,836

TOTAL INVESTMENTS (Cost $233,246,384)				264,666,275

Other assets in excess of other liabilities - 10%*				30,912,296
TOTAL PARTNERS' CAPITAL - 100%*				$295,578,571

* Percentages are stated as a percent of partners’ capital
^ Investment represents securities held or issued by related parties
All investments are in the United States of America.

(Concluded)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Operations
For the Year Ended December 31, 2014

Investment income
Interest from mortgage loans	$45,461,373
Dividends from related party-
BlackRock Liquidity Funds: Tempfund Institutional Shares	8,331
Home Affordable Modification Program incentives	1,961,959
Other	90,156
Total investment income	47,521,819

Expenses
Mortgage loan servicing fees	5,015,209
Investment advisory fees	4,205,492
Collection and liquidation expenses	2,566,228
Interest	717,401
Professional fees	489,521
Collateral valuation	424,736
Insurance	312,905
Directors' fees and expenses	296,905
Trustee fees	105,295
Administration fees	255,341
Loan accounting fees	48,487
Investment software licensing	47,633
Taxes	32,646
Custodian fees.	24,670
Registration fees	13,809
Total expenses before mortgage loan servicing fee rebate	14,556,278
Mortgage loan servicing fee rebate	(792,610)
Net expenses	13,763,668
Net investment income	33,758,151

Net realized gain and change in unrealized gain on investments:
Net realized gain on investments	30,370,190
Net change in unrealized gain on investments	(31,062,723)
Net realized gain and change in unrealized gain on investments	(692,533)
Net income resulting from operations	33,065,618
Less: income attributable to Non-controlling Interest	16,045,681
Net increase in partners' capital resulting from operations	$17,019,937

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statements of Changes in Partners’ Capital
For the Years Ended December 31, 2014 and 2013

		General	Limited
		Partner	Partner	Total
Partners' capital, December 31, 2012	-	$29,786,420	$331,483,559	$361,269,979

Distributions	-	-	(60,997,001)	(60,997,001)
Increase in partners' capital from operations:
Net investment income	-	40	2,782,962	2,783,002
Net change in unrealized gain on investments	-	214	38,971,781	38,971,995
Net change in Carried Interest	-	7,917,934	(7,917,934)	-
Net increase in partners' capital from operations	-	7,918,188	33,836,809	41,754,997

	Non-controlling
	Interest
Partners' capital, December 31, 2013	$-	37,704,608	304,323,367	342,027,975

Adjustment for adoption of Accounting
Standards Update 2013-08 (Note 2)	45,394,581	-	-	45,394,581

Partners' capital, January 1, 2014	45,394,581	37,704,608	304,323,367	387,422,556
Distributions	(34,675,799)	-	(90,233,804)	(124,909,603)
Increase in partners' capital from operations:
Net investment income	5,123,517	201	28,634,433	33,758,151
Net realized gain on investments	15,006,262	94	15,363,834	30,370,190
Net change in unrealized gain on investments	(4,084,098)	(165)	(26,978,460)	(31,062,723)
Net change in Carried Interest	-	3,068,235	(3,068,235)	-
Net increase in partners' capital from operations	16,045,681	3,068,365	13,951,572	33,065,618

Partners' capital, December 31, 2014	$26,764,463	$40,772,973	$228,041,135	$295,578,571

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Cash Flows
For the Year ended December 31, 2014

Cash flows from operating activities:

Net increase in partners' capital resulting from operations	$33,065,618

Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:

Principal repayments on mortgage loans	30,218,488
Capitalization of interest on mortgage loans	(8,653,704)
Sales of mortgage loans and real estate acquired in settlement of loans	154,371,972
Net change in short-term investment	(8,407,271)
Accrual of unearned discount on mortgage loans	(29,129,936)
Amortization of premium on asset-backed secured financing	(82,219)
Net realized gain on investments	(30,370,190)
Net change in unrealized gain on investments	31,062,723
Changes in other assets and liabilities:
Decrease in interest receivable	836,081
Decrease in receivable from PennyMac Loan Services, LLC	1,114,210
Decrease in other assets	1,001,117
Decrease in payable to Investment Manager	(245,920)
Decrease in interest payable	(176,802)
Decrease in accrued expenses	(106,249)
Increase in other liabilities	99,526
Net cash provided by operating activities	174,597,444

Cash flows from financing activities:
Repayment of asset-backed secured financing	(49,687,841)
Capital distributions to Non-controlling Interest	(34,675,799)
Capital distributions to Limited Partner	(90,233,804)
Net cash used in financing activities	(174,597,444)

Net change in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Supplemental cash flow information:
Cash paid for income taxes	$32,646
Cash paid for interest	$976,422

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Financial Highlights
As of and for the Years ended December 31, 2014, 2013, 2012, 2011, 2010

For the year ended December 31, 2014
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	6.67%	5.39%	5.39%
Carried Interest (3)	1.47%	-0.36%	-
After Carried Interest	8.14%	5.03%	5.39%

Internal rate of return (4)	426.38%	10.15%	11.85%

Ratio of net investment income to weighted average
partners capital	9.92%	9.38%	9.38%

Ratio of expenses to weighted average partners' capital (1)	2.81%	4.41%	4.41%
Carried Interest	-151,179.28%	1.00%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-151,176.47%	5.41%	4.41%

Partners' capital, end of year	$40,772,973	$228,041,135	$268,814,108
Portfolio turnover rate			0.00%

For the year ended December 31, 2013
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	14.95%	13.86%	13.86%
Carried Interest (3)	11.63%	-1.40%	-
After Carried Interest	26.58%	12.46%	13.86%

Internal rate of return (4)	605.95%	10.79%	12.72%

Ratio of net investment income to weighted average
partners capital	2.18%	0.86%	0.86%

Ratio of expenses to weighted average partners' capital (1)	0.31%	1.68%	1.68%
Carried Interest	-430,447.69%	2.44%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-430,447.38%	4.12%	1.68%

Partners' capital, end of year	$37,704,608	$304,323,367	$342,027,975
Portfolio turnover rate (5)			0.00%

(Continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Financial Highlights
As of and for the Years ended December 31, 2014, 2013, 2012, 2011, 2010

For the year ended December 31, 2012
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	9.13%	7.70%	7.70%
Carried Interest (3)	12.58%	-0.97%	-
After Carried Interest	21.71%	6.73%	7.70%

Internal rate of return (4)	944.06%	10.54%	12.55%

Ratio of net investment income to weighted average
partners capital	8.44%	6.57%	6.57%

Ratio of expenses to weighted average partners' capital (1)	0.83%	2.30%	2.30%
Carried Interest	-327,857.36%	1.39%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-327,856.53%	3.69%	2.30%

Partners' capital, end of year	$29,786,420	$331,483,559	$361,269,979
Portfolio turnover rate (5)			15.00%

For the year ended December 31, 2011
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	8.48%	6.98%	6.98%
Carried Interest (3)	29.87%	-1.47%	-
After Carried Interest	38.35%	5.51%	6.98%

Internal rate of return (4)	1,872.29%	11.80%	14.16%

Ratio of net investment income to weighted average
partners capital	7.22%	5.82%	5.82%

Ratio of expenses to weighted average partners' capital (1)	0.83%	2.30%	2.30%
Carried Interest	-451,547.69%	1.68%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-451,546.86%	3.98%	2.30%

Partners' capital, end of year	$24,474,178	$378,888,045	$403,362,223
Portfolio turnover rate (5)			7.00%

(Continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Financial Highlights
As of and for the Years ended December 31, 2014, 2013, 2012, 2011, 2010

For the year ended December 31, 2010
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	30.97%	29.05%	29.05%
Carried Interest (3)	1,613,442.17%	-4.89%	-
After Carried Interest	1,613,473.14%	24.16%	29.05%

Internal rate of return (4)	5,897.95%	15.29%	18.15%

Ratio of net investment income to weighted average
partners capital	8.27%	5.51%	5.51%

Ratio of expenses to weighted average partners' capital (1)	0.76%	2.36%	2.36%
Carried Interest	-1,386,765.96%	4.77%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-1,386,765.20%	7.13%	2.36%

Partners' capital, end of year	$17,689,725	$402,536,555	$420,226,280
Portfolio turnover rate (5)			61.00%

(1)	In accordance with the Limited Partnership Agreement of the Master Fund, not all expenses are allocated to the General Partner (see Note 8).
(2)	Total return is calculated for each partner class taken as a whole. An investor’s return may vary from these returns based on different fee arrangements (as applicable) and the timing of capital transactions.
(3)	The carried interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.
(4)	Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions), outflows (distributions), with the exception of distributions declared but not paid, net of carried interest on a life-to date basis.
(5)	Portfolio turnover rates do not include non-cash contributions or non-cash distributions from Mortgage Investments.

(Concluded)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Note 1—Organization

PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) is a limited liability partnership organized under the laws of the state of Delaware. The Master Fund is registered under the Investment Company Act of 1940, as amended. Interests in the Master Fund were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The investment objective of the Master Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments, and entities.

The Master Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”). The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“the SEC”). The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company. Both the Investment Manager and General Partner are wholly-owned subsidiaries of Private National Mortgage Acceptance Company, LLC (“PNMAC”).

The Master Fund operates as a master fund in a master-feeder fund structure. The Master Fund acts as a central investment mechanism for (i) PNMAC Mortgage Opportunity Fund, LLC (the “Fund” or “Limited Partner”) and (ii) the General Partner. The Fund owned 77% of the Master Fund at December 31, 2014 and is the sole limited partner. The General Partner has the exclusive right to conduct the operations of the Master Fund.

The Master Fund conducts its operations through its subsidiaries: PNMAC Mortgage Co. Funding, LLC, PNMAC Mortgage Co. Funding II, LLC, PNMAC Mortgage Co., LLC,  and PNMAC Mortgage Co (FI), LLC (these companies are referred to collectively as the “Mortgage Investments”).

•
PNMAC Mortgage Co. Funding, LLC and PNMAC Mortgage Co. Funding II, LLC are wholly owned limited liability companies that acquire, hold and work out distressed U.S. residential mortgage loans and MBS resulting from securitization of such mortgage loans.

•	PNMAC Mortgage Co. LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”). FNBN is a limited liability company formed to own a pool of residential mortgage loans in a transaction with the Federal Deposit Insurance Corporation (the “FDIC”).

PNMAC Mortgage Co (FI), LLC is the sole member and manager of FNBN. Accordingly, PNMAC Mortgage Co (FI), LLC consolidates its investment in FNBN. The FDIC owns a substantial participation interest in the proceeds of the mortgage loans held by FNBN that depends on the amount of proceeds collected. The FDIC’s interest in FNBN is shown as a Non-controlling Interest in the Master Fund (the “Non-controlling Interest”). The FDIC’s Non-controlling Interest in FNBN is included in the Consolidated Statement of Assets and Liabilities as a component of Partners’ Capital.

The Master Fund owns a 100% interest in a series of PNMAC Mortgage Co (FI), LLC. The series holds its own assets and recognizes the revenues and expenses attributable to those assets.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN. PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee as defined in the operating agreement and (ii) it first obtains prior written consent of the FDIC. The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

Through its mortgage servicing agreement with PennyMac Loan Services, LLC (“PLS”), the Master Fund proactively works with borrowers to perform loan servicing and loss mitigation activities to maximize returns and minimize credit losses. PLS is a wholly owned subsidiary of PNMAC.

The Master Fund seeks to maximize the value of the mortgage loans that it acquires based on whether the acquired loans are performing or nonperforming:

•
The objective for performing loans is value enhancement through effective “high touch” servicing, which is based on significant levels of borrower outreach and contact, and the ability to implement long-term, sustainable loan modification and restructuring programs that address borrowers’ ability and willingness to pay their mortgage loans. Once the Master Fund has improved the credit quality of a loan, the Master Fund may monetize the enhanced value through various disposition strategies.

•	When loan modifications and other efforts are unable to cure distressed loans, the Master Fund’s objective is to effect timely acquisition and liquidation of the property securing the mortgage loan.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale. The Master Fund may hold interests in pools of such securitized mortgage loans and invests directly in other mortgage-related investment securities.

The Master Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Partnership Agreement governing the Master Fund.

Note 2—Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (the “Codification”). The Master Fund reports its investments in accordance with the Financial Services - Investment Companies topic of the Codification.

Following are the significant accounting policies adopted by the Master Fund:

Basis of Preparation
In June of 2013, the FASB issued an Accounting Standards Update (“ASU”) to the Codification, ASU 2013-08 Financial Services – Investment Companies - Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 changes the approach to determining whether an entity is an investment company within the scope of the Financial Services – Investment Companies topic of the Codification and provides comprehensive implementation guidance for that assessment. ASU 2013-08 also modifies measurement and disclosure requirements for investment companies within the scope of the Financial Services – Investment Companies topic of the Codification. ASU 2013-08 became effective for the Master Fund’s financial statements for the year ended December 31, 2014.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

As the result of the Master Fund’s adoption of ASU 2013-08, the Investment Manager has concluded that the Master Fund and Mortgage Investments are all classified as investment companies. As a result of this new classification, the Master Fund has changed the reporting of its Mortgage Investments from recording them as separate investments at fair value to consolidation of the Mortgage Investments in its financial statements.

As a result of this change, in 2014, the Master Fund consolidated the Mortgage Investments’ assets and liabilities on its Consolidated Statement of Assets and Liabilities, the income and expenses relating to such investments on its Consolidated Statement of Operations and has recognized a Non-controlling Interest (described in Note 2 – Significant Accounting Policies – Partners’ Capital and Non-controlling Interest). Due to the prospective adoption of ASU 2013-08, certain opening balance adjustments were required to conform to current year presentation in the statement of changes in partners’ capital and Note 3.  Additionally, the adoption caused a change in the cost basis of the investments, which resulted in an offsetting reclassification between unrealized gains and interest income.  There was no change to either the General or Limited Partners’ capital accounts as a result of these changes.

Intercompany accounts and transactions have been eliminated upon consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of interest income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely differ from those estimates.

Fair Value
The Master Fund carries its investments at fair value with changes in fair value recognized in current period results of operations. The Master Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the assumptions used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active market for identical assets or liabilities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own assumptions about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

While the Investment Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or assumptions to estimate the fair value of certain financial instruments would likely result in a different estimate of fair value at the reporting date. Those fair values may differ significantly from the fair values that would have been used had a readily available market for such assets or liabilities existed, or had such assets or liabilities been liquidated, and those differences could be material to the financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Short-term Investments
The short-term investments are carried at fair value with changes in fair value recognized in current period operations.  Short-term investments, which represent investments in an institutional liquidity (or money market) fund, are valued based on the value per share published by the manager of the money market fund on the valuation date.  The Master Fund’s short-term investments are classified as a “Level 1” fair value financial statement item.

Interest Income Recognition
Interest income on mortgage loans is recognized over the life of the mortgage loan using the interest method. The Fund Administrator estimates, at the time of purchase, the future expected cash flows and determines the effective interest rate based on the estimated cash flows and the Master Fund’s purchase price. The Fund Administrator updates its cash flow estimates monthly.

Estimating cash flows is subject to a number of assumptions that are subject to uncertainties, including the rate and timing of principal repayments, the mortgage note interest rate, interest rate fluctuations, interest payment shortfalls due to delinquencies on the underlying mortgage loans, the likelihood of modification and the timing of the magnitude of credit losses on the mortgage loans. The Fund Administrator, subject to the oversight of the Investment Manager, applies its judgment in developing its inputs. These uncertainties are difficult to predict and are subject to future events whose outcomes will affect the Master Fund’s fair value amounts and interest income.

Dividends
Dividends on short-term investment which represents deposits in an institutional money market fund are accrued based on the interest earned by the money market fund reduced by its operating expenses as reported by the money market fund for the reporting period.

Home Affordable Modification Program Incentive Fees
The Master Fund receives incentive fees for successful modification of certain mortgage loans that are either delinquent or at risk of default under the U.S. Department of Housing and Urban Development’s Home Affordable Modification Program (“HAMP”). HAMP establishes standard loan modification guidelines for “at risk” homeowners and provides incentive payments to certain participants for achieving modifications and successfully remaining in the program. HAMP incentive fees are recognized as income when the Master Fund receives the incentive payments.

Expenses
The Master Fund is charged for those expenses that are directly attributable to it, such as, but not limited to advisory fees, custody fees, and interest. Expenses that are not directly attributable to the Master Fund are generally allocated among the entities in proportion to their assets. All expenses are recognized on the accrual basis of accounting.

Income Taxes
The Master Fund has elected to be treated as a partnership for federal income tax purposes. Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

The Investment Manager’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions. The Investment Manager has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions that will be taken on the tax return for the fiscal year ended December 31, 2014. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. In developing its conclusion, the Investment Manager of the Master Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2014, open federal and state income tax years include the tax years ended December 31, 2011 through 2014 and December 31, 2010 through 2014, respectively. The Master Fund has no examination in progress.

If applicable, the Master Fund will recognize interest charges related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

No distributions will be made by the Master Fund to cover any taxes due on Limited Partners’ investments in the Master Fund. Investors may not redeem capital from the Master Fund, and they must have other sources of cash available to them to pay such taxes.

Partners’ Capital and Non-controlling Interest
Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of partners as of the last day of each month in accordance with the partners’ respective investment ownership percentages of the Master Fund. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund during the fiscal period, before giving effect to any repurchases of interests in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the partners of the Master Fund, other than in accordance with the partners’ respective investment ownership percentages.

The Non-controlling Interest is secured by a first priority security interest in the mortgage loans owned by FNBN.  The Non-controlling Interest will terminate upon completion of the final distribution of proceeds from FNBN’s mortgage loans. The Non-controlling Interest has no voting rights.  The Non-controlling Interest has a clean-up call right exercisable after 10 years or when the unpaid principal balance of FNBN’s mortgage loans is 10% or less of the unpaid principal balance on the date of commencement of operations.

Distributions are made to the Non-controlling Interest and the Master Fund from cash flows remaining after FNBN is reimbursed for any allowable fees and costs (including management fees payable to FNBN). Initially, the Non-controlling Interest was entitled to receive 80% of proceeds available for distribution until the total distributions were $160 million. This occurred in December 2011 and as a result the Non-controlling Interest receives 60% of proceeds available for distribution.

Capital Distributions and Carried Interest
Partner distributions, other than the distributions to the Non-controlling Interest, are made in accordance with the following distribution priorities:

1.
First, 100% to the Limited Partner until the Limited Partner has received 100% of the Limited Partner’s capital contributions (irrespective of whether such capital contributions were used to make investment, pay management fees and expenses or any other purpose);

2.	Second, 100% to the Limited Partner, until the Limited Partner has received a preferred return on the amounts described in (1) above calculated at a rate of 8%, compounded annually;

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

3.
Third, 100% to the General Partner until the General Partner has received an amount equal to 20% of the sum of (a) the profits distributed to the Limited Partner pursuant to (2) above and (b) the amount paid to the General Partner pursuant to this item (3); and

4.	Thereafter, (i) 80% to the Limited Partner and (ii) 20% to the General Partner (the “Carried Interest”).

The Carried Interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.

Indemnifications
Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 3—Fair Value

Following is a summary of financial statement items that are measured at fair value on a recurring basis for the year ended December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Short-term investment	$27,154,836	$-	$-	$27,154,836
Mortgage loans	-	-	212,815,629	212,815,629
Real estate acquired in settlement of loans	-	-	24,695,810	24,695,810
	$27,154,836	$-	$237,511,439	$264,666,275

There were no transfers of items measured at fair value between fair value hierarchy levels during the year ended December 31, 2014.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

The following tables present a roll forward of the assets and liabilities for which Level 3 inputs were used to determine fair value for the year ended December 31, 2014.

	Mortgage Loans	Real Estate Acquired in Settlement of Loans	Mortgage Investments	Mortgage- Backed Security	Total
Assets:
Balance at December 31, 2013	$-	$-	$333,598,762	$5,887,357	$339,486,119
Effect of adoption of ASU 2013-08*	355,800,716	29,012,927	(333,598,762)	(5,887,357)	45,327,524
Balance at January 1, 2014	355,800,716	29,012,927	-	-	384,813,643
Sales	(128,761,773)	(25,610,199)	-	-	(154,371,972)
Repayments	(30,218,488)	-	-	-	(30,218,488)
Capitalization of interest	8,653,704	-	-	-	8,653,704
Accrual of unearned discounts	29,129,936		-	-	29,129,936
Transfers of mortgage loans to REO	(32,406,886)	32,406,886	-	-	-
Net gains/(losses) on investments:
Realized	40,681,086	(10,310,896)	-	-	30,370,190
Unrealized**	(30,062,666)	(802,908)	-	-	(30,865,574)
Balance at December 31, 2014	$212,815,629	$24,695,810	$-	$-	$237,511,439

Changes in fair value recognized during the year
relating to assets still held at December 31, 2014	$(1,148,573)	$2,865,338	$-	$-	$1,716,765

Asset-backed Secured Financing
Liabilities:
Balance at December 31, 2013	$-
Effect of adoption of ASU 2013-08*	49,572,911
Balance at January 1, 2014	49,572,911
Repurchases	(49,687,841)
Amortization of premium	(82,219)
Net unrealized loss on investments	197,149
Balance at December 31, 2014	$-

*Adjustments for the adoption of ASU 2013-08 reflect the conversion of the Master Fund’s accounting for its Mortgage Investments from separate investments recorded at fair value to consolidation of the Mortgage Investments and recognition of mortgage loans, real estate acquired in settlement of loans, and asset-backed secured financing held by the Mortgage Investments.

**Changes in fair value as a result of changes in instrument-specific credit risk relating to mortgage loans resulted in a gain of $7,470,211 for the year ended December 31, 2014.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Valuation Techniques and Assumptions

Most of the Master Fund’s assets are carried at fair value with changes in fair value recognized in current period operations. A substantial portion of those assets are “Level 3” financial statement items which require the use of significant unobservable inputs in the estimation of the assets’ fair values. Unobservable inputs reflect the Investment Manager’s own assumptions about the factors that market participants use in pricing an asset or liability, and are based on the best information available under the circumstances.

Because the fair value of “Level 3” financial instruments is difficult to estimate, the Investment Manager’s process includes performance of these items’ valuation by a specialized staff and significant executive management oversight. The Investment Manager has assigned the responsibility for estimating the fair values of “Level 3” financial statement items to its Financial Analysis and Valuation group (the “FAV group”), which is responsible for estimating the fair value of and monitoring the Master Fund’s investment portfolios and maintenance of its valuation policies and procedures.

The Investment Manager’s FAV group submits the results of its valuations to the Investment Manager’s valuation committee, which oversees and approves the valuations before such valuations are included in the Master Fund’s periodic financial statements. The Investment Manager’s valuation committee includes the chief executive, financial, operating, credit, and asset/liability management officers of PNMAC.

The FAV group monitors the models used for valuation of the Master Fund’s “Level 3” financial statement items, including the models’ performance versus actual results and reports those results to the valuation committee. The results developed in the FAV group’s monitoring activities are used to calibrate subsequent projections used to estimate fair value.

The FAV group is responsible for reporting to the Investment Manager’s valuation committee on a monthly basis on the changes in the valuation of the portfolio, including major factors affecting the valuation and any changes in model methods and assumptions. To assess the reasonableness of its valuations, the FAV group presents an analysis of the effect on the valuation of each of the changes to the significant inputs to the models.

The following describes the methods used to estimate the fair values of Level 3 financial statement items:

Mortgage Loans

Mortgage loans held by the Master Fund are generally not saleable into active mortgage loan markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are generally estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

The valuation process includes the computation by stratum of the loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The Investment Manager’s FAV staff computes the effect on fair value of changes in inputs such as interest rates, home prices, and delinquency status to assess the reasonableness of changes in the loan valuation. The results of the estimates of fair value of the Master Fund’s mortgage loans are reported to the Investment Manager’s valuation committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the effect on the loan’s fair value of changes in the respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the loans’ fair value. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Techniques	Key Inputs	Range (Weighted average)
Discounted cash flow	Discount rate	2.34% - 22.95%
(9.27%)
	Twelve-month housing price indexchange	4.04% - 5.34%
(4.64%)
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.02% - 3.65%
(2.85%)
	Total Prepayment speed (Life total CPR) (2)	1.25% - 23.13%
(17.37%)
________________
(1) Prepayment speed is measured using Constant Repayment Rate
(2) Prepayment speed is measured using Conditional Prepayment Rate

Real Estate Acquired in Settlement of Loans

Fair value of real estate acquired in settlement of loans (“REO”) is determined by using a current estimate of fair value from a broker’s price opinion, a full appraisal or the price given in a pending contract of sale. REO fair values are reviewed by the Investment Manager’s staff appraisers when the Master Fund obtains multiple indications of fair value and there are significant differences between the fair values received. The Investment Manager’s staff appraisers will attempt to resolve the differences between the indications of fair value. In circumstances where the appraisers are not able to generate adequate data to support a fair value conclusion, the staff appraisers will order an additional appraisal to resolve the property’s fair value.

REO may be subsequently revalued due to the Master Fund receiving greater access to the property, the property being held for an extended period or management receiving indications that the property’s fair value may not be supported by developing market conditions.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Note 4—Concentration of Credit Risk

The Master Fund has assumed a concentration of credit risk in connection with its investments in mortgage loans and REO. The following is a summary of the distribution of mortgage loans held by the Master Fund as measured by fair value at December 31, 2014:

Loan Type	Fair value	% Partners' capital	Weighted average note rate
Adjustable rate / Hybrid	$75,815,371	25.65%	5.40%
Fixed- interest rate	93,977,280	31.80%	5.67%
Step Rate	41,792,635	14.14%	2.28%
Balloon	1,190,760	0.40%	6.50%
Other	39,583	0.01%	7.00%
Total Portfolio	$212,815,629	72.00%	4.83%

Lien Position	Fair value	% Partners' capital	Weighted average note rate
1st Lien	$211,064,458	71.40%	4.76%
2nd Lien	1,736,310	0.59%	6.20%
Unsecured	14,861	0.01%	0.00%
Total Portfolio	$212,815,629	72.00%	4.83%

Loan Age (1)	Fair value	% Partners' capital	Weighted average note rate
Less than 24 months	$223,810	0.08%	4.45%
24-36 months	135,308	0.05%	5.59%
48-60 months	5,073	0.00%	5.25%
36-48 months	6,695,689	2.27%	2.79%
60 months or more	205,755,749	69.60%	4.92%
Total Portfolio	$212,815,629	72.00%	4.83%

1 Loan Age reflects the age of the loan as of December 31, 2014.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Current Loan-to-Value(2)	Fair value	% Partners' capital	Weighted average note rate
Less than 80%	$38,977,294	13.19%	5.03%
80%-99.99%	47,457,244	16.06%	4.93%
100%-119.99%	58,037,925	19.64%	4.85%
120% or Greater	68,328,305	23.10%	4.72%
Unsecured	14,861	0.01%	0.00%
Total Portfolio	$212,815,629	72.00%	4.83%

Payment Status	Fair value	% Partners' capital	Weighted average note rate
Current (3)	$76,305,712	25.82%	3.71%
30 days delinquent	21,989,781	7.44%	3.57%
60 days delinquent	8,973,882	3.04%	3.26%
90 days or more delinquent	38,754,178	13.11%	5.34%
In Forclosure	66,792,076	22.59%	6.24%
Total Portfolio	$212,815,629	72.00%	4.83%

Geographic Distribution	Fair value	% Partners' capital	Weighted average note rate
New York	$37,019,537	12.52%	5.62%
California	35,080,563	11.87%	3.33%
Florida	29,639,761	10.03%	5.59%
New Jersey	16,123,375	5.45%	5.36%
Maryland	10,359,395	3.50%	4.53%
Illinois	8,875,266	3.00%	4.63%
Other/Unsecured	75,717,732	25.63%	4.70%
Total Portfolio	$212,815,629	72.00%	4.83%

2 Current loan-to-value measures the ratio of the current balance of the loan and all superior liens (“Loan”) to the estimate of the value of the property securing the liens (“Value”) as of   December 31, 2014.

3 Current loans include loans in and adhering to a forbearance plans as of December 31, 2014.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Following is a summary of the distribution of REO:

Geographic Distribution	Fair value	% Partners' capital
Florida	$7,824,106	2.65%
California	2,086,158	0.71%
Illinois	1,714,515	0.58%
New Jersey	1,672,847	0.57%
Maryland	1,553,528	0.53%
Other	9,844,656	3.32%
Total Portfolio	$24,695,810	8.36%

Note 5—Investment Advisory, Administration and Custodian Fees

The Master Fund has an Investment Management Agreement with PNMAC Capital Management, LLC. Under the terms of the agreement, the Master Fund pays the Investment Manager a fee equal an annual rate of 1.5% of the Master Fund’s net asset value so long as the fee does not exceed 1.5% of the aggregate capital contributions to the Master Fund. The investment advisory fee is assessed monthly based on the partners’ beginning-of the month capital balances and is paid to the Investment Manager quarterly after the end of the quarter.

Investment advisory fees for the year ended December 31, 2014 were $4,205,492, of which $888,099 was payable to the Investment Manager at December 31, 2014.

The General Partner is not charged a management fee. The only expenses charged to the General Partner are those specifically relating to it.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund's administrator, fund accountant, transfer agent, and dividend paying agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Master Fund's total monthly net assets, 0.03% on the next $1,000,000,000 of the Master Fund's total monthly net assets, and 0.02% on the balance of the Master Fund's total monthly net assets subject to an annual minimum fee of $180,000. The administration expense for the year ended December 31, 2014 was $255,341.

The Master Fund and an affiliated fund have engaged U.S. Bank, N.A. to provide mortgage loan accounting services for the mortgage loans held in the Mortgage Investments. The Master Fund and an affiliated fund pay U.S. Bank, N.A. a monthly fee computed at an annual rate of 0.9 basis points of unpaid principle balance of mortgage loans subject to an annual minimum fee of $20,000. The mortgage loan accounting fees charged to the Master Fund for the year ended December 31, 2014 were $48,487.

U.S. Bank, N.A. serves as the Master Fund's custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Master Fund's average daily market value subject to an annual minimum fee of $28,800 across all funds managed by the Investment Manager. Custody fees charged to the Master Fund for the year ended December 31, 2014 were $24,670.

Note 6—Directors and Officers

The Fund and Master Fund share the same board of directors. The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. All directors’ fees and expenses are paid by the Master Fund.  Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles. Independent directors receive an annual retainer of $64,800 and a fee per meeting of the board of directors or committees of $2,000, subject to a cap of $15,000 per year for all non-regularly-scheduled meetings. The chairperson of the audit committee receives an annual retainer of $10,000 in addition to the amounts above. Directors are reimbursed by the Master Fund for their travel expenses related to board meetings. The total director fees and expenses incurred for the year ended December 31, 2014 were $296,905, of which $69,100 was payable at December 31, 2014.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

One of the directors is an officer of the Investment Manager and the Master Fund and receives no compensation from the Master Fund for serving as a Director.

Note 7—Transactions with Affiliates

As of December 31, 2014, $40,770,889 in carried interest has been reallocated from the Limited Partner’s capital account to the General Partner’s capital account of which $3,068,235 was allocated in the year ended December 31, 2014.

The Master Fund paid $1,373,230 to the Investment Manager for reimbursable expenses paid on the Master Fund’s behalf during the year ended December 31, 2014. Of this amount, $553,737 was for professional fees, $424,736 was for collateral valuation, $309,175 was for insurance, $67,670 was for investment software licensing, $14,296 was for registration fees, and $3,616 was for custodian fees.

As of December 31, 2014, substantially all of the receivable from PLS of $30,949,167 on the Consolidated Statement of Assets and Liabilities  represents funds advanced to PLS to fund collection and liquidation costs relating to mortgage loans and REO serviced by PLS on the Fund’s behalf as well as principal, interest, and REO sales proceeds collections receivable.

Investment advisory fees are assessed monthly based on the partners’ beginning of the month capital balances and are paid to the Investment Manager quarterly after the end of the calendar quarter. The Master Fund incurred investment advisory fees of $4,205,492 during the year ended December 31, 2014, of which $888,099 was payable to the Investment Manager at December 31, 2014.

PLS acts as the primary mortgage servicer for all mortgage loans owned by the Master Fund. The servicing agreement between PLS and Master Fund generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of the loans being serviced, plus other specified fees and charges. The servicing arrangement also requires that PLS will rebate to the Master Fund an amount equal to 13% of servicing-related fees charged to the Master Fund to approximate overall “at cost” pricing with respect to loan servicing activities for such assets. Total servicing fees before the rebate for the year ended December 31, 2014 totaled $5,015,209, comprised of $14,470 paid to non-affiliates and $5,000,739 charged by PLS. PLS reduced servicing fees by providing a rebate of $792,610 and a waiver of $875,713 relating to activity fees for the sale of certain loans for the year ended December 31, 2014.

The Master Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation which is a wholly owned subsidiary of BlackRock, Inc. BlackRock Inc. is an affiliate of the Master Fund. The Master Fund had $27,154,836 invested in the short-term investment at December 31, 2014, and for the year ended December 31, 2014, the Master Fund received $8,331 of dividend income from this short-term investment.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

Note 8—Risk Factors

The Master Fund’s investment activities expose it to various types and degrees of risk associated with the financial instruments and markets in which it invests.

Investments in mortgage loans have exposure to risk that includes interest rate risk, market risk, and default risk (the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a mortgage loan participation). Mortgage loans are also subject to prepayment risk, which will affect the maturity of, and yield on, such investments.

Investments in REO are also subject to various risk factors. Generally, real estate investments could be adversely affected by a recession, natural disaster or general economic downturn in the area where the properties are located as well as the availability of similar properties in such area. Real estate investment performance is also subject to the effectiveness of a particular property manager in managing the property.

The Master Fund is indirectly subject to interest rate risk. Interest rate risk is the risk that investments in mortgage loans held by the Master Fund will decline in value because of changes in market interest rates. Investments in mortgage loans with long-term maturities may experience significant decreases in value if long-term mortgage interest rates increase.

Market risk represents the potential loss in value of financial instruments caused by movements in market factors including, but not limited to, market liquidity, investor sentiment, interest rates and foreign exchange rates. The Master Fund’s portfolio includes certain investments that are generally illiquid and have a greater amount of market risk than more liquid investments. These investments may trade in limited markets or have restrictions on resale or transfer and may not be able to be liquidated on demand if needed. The fair value assigned to these investments may differ significantly from the values that could be realized upon liquidation or that would have been used had a ready market existed. Such differences could be material to the financial statements.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of borrowers to make principal interest payments. An economic downturn could severely affect the ability of highly leveraged borrowers to service their debt obligations or to repay their obligations. Under adverse market or economic conditions, the secondary market could contract further as well, increasing the illiquid nature of the loans. As a result, the Master Fund could find it more difficult to sell loans or may be able to sell only at prices lower than if such investments were widely traded.

An investment in the Master Fund is subject to investment risk, including the possible loss of the entire investment. An investment in the Master Fund represents an indirect investment in the loans held by the Master Fund. The fair value, like other market investments, may move up or down, sometimes rapidly and unpredictably. An investment in the Master Fund at any point in time may be worth less than the original investment. Investment fair values can fluctuate for several reasons including the general condition of the mortgage market or when political or economic events affecting the issuers occur.  As part of its investment strategy, the Master Fund may utilize borrowings. Master Fund investments may also use borrowings in the ordinary course of their operations. The use of borrowings, and the Master Fund’s ability to service the debt and comply with all of the covenants relating to such borrowings, may materially affect the operations of the Master Fund or its investments, and thus its ultimate value. Financing may not always be available on acceptable terms, in the necessary amounts, or for the period needed. This could have a material negative effect on the performance of the Master Fund.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year ended December 31, 2014

The Master Fund clears substantially all of its investment purchases and sales and maintains substantially all of its investments and cash positions at U.S. Bank, N.A. Credit risk is measured by the loss the Master Fund would record if U.S. Bank, N.A. failed to perform pursuant to the terms of its obligations.

Due to the nature of the master fund/feeder fund structure, the Master Fund could be materially affected by subscription or redemption activity.

Note 9—Subsequent Events

Management has evaluated all events or transactions through the date of issuance of these financial statements. During this period, the Master Fund paid distributions to the Fund in the amount of $295,583 for the payment of shareholder servicing fees and $10,000,000 for the payment of distributions to investors.

****

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Report of Independent Registered Public Accounting Firm
As of and for the Year ended December 31, 2014

Deloitte & Touche LLP Suite 2700 555 West 5th Street Los Angeles, CA 90013-1010 USA Tel: +1 213 688 0800 Fax: +1 213 688 0100 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of
PNMAC Mortgage Opportunity Fund, LP and subsidiaries:

We have audited the accompanying consolidated statement of assets and liabilities of PNMAC Mortgage Opportunity Fund, LP and subsidiaries (the “Master Fund”), including the consolidated summary schedule of investments, as of December 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in partners’ capital for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from the custodian, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LP and subsidiaries as of December 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Master Fund has changed its method of accounting for its investments in Mortgage Entities from reporting them individually at fair value in prior periods to consolidating those entities beginning January 1, 2014, due to the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2013-08 Financial Services – Investment Companies – Amendments to the Scope, Measurement and Disclosure Requirements.

As discussed in Note 3 to the consolidated financial statements, the financial statements include investments in mortgage loans and real estate acquired in settlement of loans, valued at $237,511,439 (79.7% of total assets) as of December 31, 2014, whose fair values have been estimated by management in the absence of readily determinable fair values.

Member of Deloitte Touche Tohmatsu Limited

March 12, 2015

PNMAC Mortgage Opportunity Fund, LP
Additional Information

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Master Fund’s Form N-Q is available without charge by visiting the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 are available to stockholders (i) without charge, upon request, by calling the Master Fund collect at (818) 224-7442; and (ii) on the SEC’s Website at http://www.sec.gov.

Board of Directors
The Master Fund’s Form N-2 includes additional information about the Master Fund’s directors and is available upon request without charge by calling the Master Fund collect at (818) 224-7442 or by visiting the SEC’s Website at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may,'' “will,'' “believe,'' “attempt,'' “seem,'' “think,'' “ought,'' “try,'' and other similar terms. The Master Fund’s past investment performance and returns are not predictive of its future investment performance and returns. The Master Fund cannot promise future investment performance or returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Approval of Investment Management Agreement
On June 2, 2014, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portions of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

PNMAC Mortgage Opportunity Fund, LP
Additional Information

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and an agreement with BlackRock, which has an investment in the Investment Manager’s parent company, for a portfolio valuation analytic model.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on June 2, 2014, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on June 2, 2014 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Independent Directors
Nancy Corsiglia (58) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served since August 25, 2010.	Engagement Partner at Tatum since 2014, Managing Partner of Devonshire Advisory Group since 2010 and Managing Director of Strategic Risk Associates, LLC since 2012. Previously, Executive Vice President–Finance and Chief Financial Officer of the Bank of Virginia from 2010 to 2011. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.Financial Officer of the Bank of Virginia from 2010 to 2011. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2	Trustee of the Stoneleigh-Burnham School and Member of Board of Directors of Partners for Haitian Children. Previously served on the Board of Directors of the National Symphony Orchestra

Thomas P. Gybel (47) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Senior advisor to financial services companies, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut

Peter W. McClean (71) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds).

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Interested Directors
David A. Spector (51) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director, President, Chief Operating Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; PennyMac Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; and PMT Funding, LLC.Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

Stanford L. Kurland (62) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; PennyMac Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; and PMT Funding, LLC.Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

David M. Walker (59) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Credit and Enterprise Risk Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008.	Chief Credit and Enterprise Risk Officer of the Investment Adviser	2	None

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Anne D. McCallion (60) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Chief Financial Officer of the Investment Advisor	2	Director of PennyMac Corp.

Derek W. Stark (47) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Legal Officer and Secretary, Authorized person	Indefinite Term. Served since August 14, 2012.	Executive Vice President, General Counsel, Corporate and Securities and Assistant Secretary of the Investment Advisor	2	None

Emily Silva (50) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Compliance Officer	Indefinite Term.	Chief Compliance Officer of the Investment Advisor; Managing Director, Cipperman Compliance Services, LLC	2	None

Vandad Fartaj (40) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Capital Markets Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since March 3, 2010	Chief Capital Markets Officer of the Investment Advisor; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC	2	None

Andy S. Chang (37) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Business Development Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008	Chief Business Development Officer of the Investment Advisor	2	None

Item 2. Code of Ethics.

On June 2, 2014, the Board of Directors of PNMAC Mortgage Opportunity Fund, LP approved changes to the Code of Ethics. The Code was amended:

a.
To prohibit gifts/entertainment in amount greater than $100 per person (reduced from the current $250), without prior approval from the Chief Compliance Officer. Further, gifts/entertainment are to be reported quarterly (rather than at the end of the month after giving or receiving gifts or entertainment).

b.	To require quarterly reporting of political contributions and outside business activities for all Access Persons.

c.	To consolidate some of the reporting forms (code acknowledgement, political contributions) into a single quarterly reporting form.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Peter W. McClean is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed to the Fund and an affiliated Fund, PNMAC Mortgage Opportunity Fund, LLC for each of the last two fiscal years for audit fees, and tax fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$265,000	$201,660
Audit-Related Fees	$0	$ 0
Tax Fees	$24,186	$16,440
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The Five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Stanford L. Kurland, David A. Spector, David M. Walker, Andy S. Chang, and Vandad Fartaj. The titles, business experience, and length of service of Messrs. Kurland, Spector, Walker, Chang, and Fartaj are included in the following table:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Stanford L. Kurland (62) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Founder, Chairman and Chief Executive Officer of the Investment Adviser	Served since May 29, 2008
Chairman and Chief Executive Officer
of PennyMac Financial Services, Inc. (since 2012) and  Private National Mortgage Acceptance Company, LLC (since 2008); Chairman and Chief Executive Officer of PennyMac Loan Services, LLC (since 2008); Chairman of the Board of Trustees and Chief Executive Officer of PennyMac Mortgage Investment Trust (since
2009).
Chairman and Chief Executive Officer of the Investment Adviser
David A. Spector (51) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Chief Investment Officer	Served since May 29, 2008
President and Chief Operating Officer
of PennyMac Financial Services, Inc. (since 2012); President and Chief Investment Officer of Private National Mortgage Acceptance Company, LLC (since 2008); Member of the Board of Directors of PNMAC Mortgage Opportunity Fund, LLC (since 2008) and  PNMAC Mortgage Opportunity Fund, LP (since 2008) and Member of the Board of Trustees and President
and Chief Operating Officer of PennyMac Mortgage Investment
Trust (since 2009).Investment Trust.

As Chief Investment Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk

David M. Walker (59) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Chief Credit and Enterprise Risk Officer of the Investment Adviser	Served since May 29, 2008
Chief Credit and Enterprise Risk Officer of PennyMac Financial Services, Inc. (since 2012) and Private National Mortgage Acceptance Company, LLC (since 2008); Chief Credit and Enterprise Risk Officer of Private National Mortgage Acceptance Company, LLC (since 2011).

As Chief Credit and Enterprise Risk Officer, is responsible for developing and maintaining the loan grading system, default curves, the loan loss severity matrix, new loan underwriting and modification standards, overseeing representation and warranty claims.

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Andy S. Chang (37) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Chief Business Development Officer of the Investment Adviser	Served since May 29, 2008	Chief Business Development Officer of PennyMac Financial Services, Inc. (since 2012) and Private National Mortgage Acceptance Company, LLC (since 2009).	As Chief Business Development Officer, is responsible for establishing relationships with sellers, negotiating purchase/sales agreements, and coordinating transaction details.
Vandad Fartaj (40) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Chief Capital Markets Officer of the Investment Adviser	Served since March 3, 2010
Chief Capital Markets Officer of PennyMac Financial Services, Inc. (since 2012) and Private National Mortgage Acceptance Company, LLC (since 2010); Formerly, Managing Director, Capital Markets, for Private National Mortgage Acceptance Company, LLC (2008 to 2010.
As Chief Capital Markets Officer, is responsible for all capital markets activities including asset valuation, trading, hedging and research.

(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2014:

Name of Manager	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Stanford L. Kurland
Registered investment companies	2	$533,459,947	2	$533,459,947
Other pooled investment vehicles	3	$5,134,445,475	2	$5,134,445,475
Other accounts				$0
David A. Spector
Registered investment companies	2	$533,459,947	2	$533,459,947
Other pooled investment vehicles	3	$5,134,445,475	2	$5,134,445,475
Other accounts				$0
Vandad Fartaj
Registered investment companies	2	$533,459,947	2	$533,459,947
Other pooled investment vehicles	3	$5,134,445,475	2	$5,134,445,475
Other accounts				$0
David M. Walker
Registered investment companies	2	$533,459,947	2	$533,459,947
Other pooled investment vehicles	3	$5,134,445,475	2	$5,134,445,475
Other accounts				$0
Andy S. Chang
Registered investment companies	2	$533,459,947	2	$533,459,947
Other pooled investment vehicles	3	$5,134,445,475	2	$5,134,445,475
Other accounts				$0

 Potential Material Conflicts of Interests:

The Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities ("Other Accounts"). Investment opportunities will be apportioned among the Fund and Other Accounts pursuant to an allocation methodology that assesses the risk/expected return of loans in a given population such that each Fund and Other Accounts receive a pro-rata share based on capital available for investment. There is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.

(3) Compensation:

Messrs. Kurland, Spector, Walker, Chang, and Fartaj receive a fixed salary from Private National Mortgage Acceptance Company, LLC (“PennyMac”), the parent company of the Investment Adviser. Additionally, each of the managers will receive pro rata distributions of the profits of PennyMac based on his equity interest therein. During the year ended December 31, 2014, Messrs. Kurland, Spector, Walker, Chang, and Fartaj received from one of the managed accounts, restricted stock units which vest over a four year period. None of Messrs. Kurland, Spector, Walker, Chang and Fartaj receive any direct compensation from the Registrant.

(4) The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of December 31, 2014:

Name of Manager	Aggregate Dollar Range of Holdings in the Registrant
Stanford L. Kurland	None
David A. Spector	None
David M. Walker	None
Andy S. Chang	None
Vandad Fartaj	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable during this period. .

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LP

By (Signature and Title)    /s/ Stanford L. Kurland
                                                   Stanford L. Kurland, CEO

Date      March 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Stanford L. Kurland
                                                    Stanford L. Kurland, CEO

Date      March 19, 2015

By (Signature and Title)      /s/ Anne D. McCallion
                                                     Anne D. McCallion, CFO

Date      March 19, 2015